  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 30, 2023 (May 24, 2023)

Laureate Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMB 1158, 1000 Brickell Ave, Suite 715
Miami, FL 33131
(Address of principal executive offices, including zip code)

786-209-3368
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.004 per share	LAUR	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Laureate Education, Inc. (the “Company”) was held on May 24, 2023. At the Annual Meeting, the stockholders voted on the following items:

Proposal 1: Election of Directors
Elected nine (9) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2024, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal. The vote was as follows:

	FOR	WITHHELD
Andrew B. Cohen	129,102,858	1,703,425
Pedro del Corro	129,085,928	1,720,355
Aristides de Macedo	130,329,430	476,853
Kenneth W. Freeman	127,475,450	3,330,833
Barbara Mair	130,017,191	789,092
George Muñoz	124,957,189	5,849,094
Dr. Judith Rodin	100,998,218	29,808,065
Eilif Serck-Hanssen	129,946,640	859,643
Ian K. Snow	125,919,477	4,886,806

Broker Non-Votes: 13,375,606 for each director

Proposal 2: Non-binding Advisory Vote on Executive Compensation
Approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the Company’s Proxy Statement for the Annual Meeting. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,545,759	4,650,949	1,609,575	13,375,606

Proposal 3: For Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm
Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The vote was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
141,738,704	886,518	1,556,667	0

Item 8.01    Other Events.

On May 24, 2023, the Company announced the appointment of Andrew B. Cohen as Vice Chair of the Board of Directors. Mr. Cohen has served on the Company’s Board since 2013 and is the Chair of the Compensation Committee and a member of the Nominating and Corporate Governance Committee. Mr. Cohen is the Chief Investment Officer and Co-Founder of Cohen Private Ventures, LLC, which invests long-term capital, primarily in direct private investments and other opportunistic transactions, and manages family office activities, on behalf of Steven A. Cohen.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Leslie S. Brush
Name:	Leslie S. Brush
Title:	Deputy General Counsel and Secretary

Date: May 30, 2023
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